SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:

[ ]      Preliminary Information Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5 (d) (2))

[X]      Definitive Revised Information Statement


                              Seasons Series Trust
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1)      Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------


         2)      Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------


         4)      Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------

         5)      Total fee paid:

                 --------------------------------------------------------------


         [ ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 --------------------------------------------------------------

         2)      Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------


         3)      Filing Party:

                 --------------------------------------------------------------


         4)      Date Filed:

                 --------------------------------------------------------------

[LOGO]     SunAmerica
           Financial




                                                 February 28, 2001


Dear Contract Owners:

The enclosed information statement is being provided to Seasons Select and Seasons Select II Variable Annuity contract owners invested in the Focus Growth and Focus Growth and Income Portfolios (the "Portfolios") of Seasons Series Trust in connection with the change in control of one of the Portfolios' subadvisers, Marsico Capital Management, LLC ("Marsico").

As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the Portfolios, the ownership of Marsico, and the terms of the Subadvisory Agreement with Marsico which the Trustees have approved.

Please feel free to call your financial adviser or to call us at (800) 445-7862 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Seasons Select and Seasons Select II Variable Annuity.


                                          Sincerely,

                                          /s/ Wyvetter Livingston

                                          Wyvetter Livingston
                                          Senior Vice President, on behalf of
                                          Anchor National Life Insurance Company

                              SEASONS SERIES TRUST
                             FOCUS GROWTH PORTFOLIO
                        FOCUS GROWTH AND INCOME PORTFOLIO
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                          -----------------------------

                              INFORMATION STATEMENT
                          -----------------------------

     This information statement is being provided to the Seasons Select and Seasons Select II Variable Annuity contract owners invested in the Focus Growth and Focus Growth and Income Portfolios (each, a "Portfolio," collectively, the "Portfolios") of Seasons Series Trust ("Seasons" or the "Trust") in lieu of a proxy statement, pursuant to the terms of an exemptive order Seasons received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), located at 733 Third Avenue, New York, NY 10017, to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of Seasons.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about February 28, 2001. Copies of the most recent annual and semi-annual reports of Seasons are available without charge and may be obtained by writing to the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

PURPOSE OF THE INFORMATION STATEMENT

     On January 2, 2001, Marsico Capital Management, LLC ("Marsico") underwent a change of control whereby Bank of America Corporation ("Bank of America"), a Delaware corporation entered into an agreement to increase its ownership of Marsico to 100%. Prior to the transaction, Bank of America owned 50% of Marsico through its ownership of Marsico Management Holdings, LLC. The closing of the transaction (the "Closing") constituted an "assignment," as that term is defined in Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"), and consequently a termination of the Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Marsico with respect to the Portfolios.

THE TRUST

     The Portfolios are separate investment series of Seasons, a Massachusetts business trust. The Trust entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time. SunAmerica selects the subadvisers for the Portfolios, may manage certain portions of the Portfolios, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadviser and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

     The subadvisers to the Trust act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective Portfolios regarding securities to be purchased and sold. The subadviser is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadviser's fees. The Portfolios do not pay fees directly to the subadviser. However, in accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

     Pursuant to the Subadvisory Agreement between SunAmerica and Marsico dated May 23, 2000, as amended November 29, 2000 (the "Previously Existing Subadvisory Agreement"), Marsico was serving as one of the subadvisers to the Focus Growth and Focus Growth and Income Portfolios. As required by the 1940 Act, the Previously Existing Subadvisory Agreement provided for automatic termination upon its assignment. As described above, the Closing resulted in an assignment of the Previously Existing Agreement. Accordingly, at the Board meeting held on November 29, 2000, the Trustees approved a new Subadvisory Agreement with Marsico (the "New Subadvisory Agreement") which became effective as of the Closing. The New Subadvisory Agreement is identical in all material respects to, and is essentially a continuation of, the Previously Existing Subadvisory Agreement.

     Under the Advisory Agreement, the annual rates of the investment advisory fees payable to SunAmerica for each of the Portfolios is 1.00% of Assets. The term "Assets" means the average daily net assets of the respective Portfolios. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds.

     The New Subadvisory Agreement between Marsico and SunAmerica is substantially similar in form and in substance to the Previously Existing Agreement, in that it (i) provides for the Subadviser to manage the portion of the relevant portfolio allocated to it on a discretionary basis, (ii) provides for the Adviser to compensate the Subadviser for its services, (iii) authorizes the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolios, and (iv) requires the Subadviser to comply with the Portfolios' investment policies and restrictions and with applicable law. The New Subadvisory Agreement will not result in any increase in fees to shareholders. A form of the New Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT MARSICO

     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Denver, Colorado 80202. As of December 31, 2000 Marsico had approximately $14.9 billion in assets under management.

     Marsico's  investment   management  objective  is  to  provide  consistent,
superior absolute returns through a combination of creative idea generation, intensive research and a rigorous buy/sell discipline. Marsico seeks to identify companies with high potential for strong earnings growth by focusing on those companies with long-term success potential in changing industries, with strong brand franchises that can be leveraged in a changing global environment, and that are moving with the major social, economic and cultural shifts taking place globally. Once an investment idea emerges, Marsico subjects it to a detailed, disciplined process that includes both top-down and bottom-up elements. They analyze the economic, political and social factors that enhance a company's ability to produce consistent growth in real terms as well as the fundamentals of a company to determine its present and future value.

     Marsico uses a risk management discipline in deciding when to sell a stock. They review negative changes in their original rationale for owning a stock and adverse changes in the competitive, regulatory and economic environments. However, Marsico is careful to distinguish between temporary corrective setbacks and structural changes. They maintain an extensive network of contacts who provide early alerts to changes that may affect Marsico's positions. They call upon these contacts as a routine part of a systematic portfolio review discipline which subjects each holding to constant analysis of performance against expectations and benchmarks.

     Marsico encourages "out-of-the-box" thinking as an approach to investing. This entails a non-linear approach to the generation of investment ideas and strategies, actively seeking information and relationships not obvious to other investors and analysts. Marsico gathers insight from a company's suppliers, customers, competitors and critics beyond the information obtained from financial ratios and analyst meetings, believing that the best investment ideas often are immune to traditional Wall Street orthodoxies, especially in a company's early stages when they stand to do the investor most good.

     The names and principal occupations of the Directors and Principal Executive Officers of Marsico are set forth below.

NAME                    POSITION                    ADDRESS

Christie L. Austin      Chief Financial Officer     1200 17th Street, Suite 1300
                                                    Denver, CO 80202

Robert H. Gordon        Director                    101 S. Tryon Street
                                                    Charlotte, NC 28255

Barbara M. Japha        President and Director      1200 17th Street, Suite 1300
                                                    Denver, CO 80202


Christopher J. Marsico  Chief Operating Officer     1200 17th Street, Suite 1300
                                                    Denver, CO 80202

Thomas F. Marsico       Chief Executive Officer     1200 17th Street, Suite 1300
                                                    Denver, CO 80202



     Marsico serves as an investment adviser or subadviser to the following investment companies with similar investment objectives to the Focus Growth and Focus Growth and Income Portfolios, at the fee rates set forth below, which had the following net assets as of December 31, 2000.

FOCUS GROWTH PORTFOLIO

--------------------------------------------------------------------------------


       NAME OF FUND           SUBADVISORY FEE RATE        APPROXIMATE NET ASSETS

--------------------------------------------------------------------------------
SunAmerica Style Select     Not disclosed, pursuant to            $1,692 Million
Series Focus Portfolio      SEC exemptive order.
--------------------------------------------------------------------------------

FOCUS GROWTH AND INCOME PORTFOLIO


--------------------------------------------------------------------------------
                                  ADVISORY/SUBADVISORY
       NAME OF FUND                    FEE RATE           APPROXIMATE NET ASSETS
--------------------------------------------------------------------------------



Marsico Growth &            Annual rate of 0.85% of average        $833 Million
Income Fund                 daily net assets.
--------------------------------------------------------------------------------
Nations Marsico Growth      Annual rate of 0.45% of average        $637 Million
& Income Fund               daily net assets.
--------------------------------------------------------------------------------
Nations Marsico Growth      Annual rate of 0.45% of average         $91 Million
& Income Ann.               daily net assets.
--------------------------------------------------------------------------------

American Skandia Trust      Annual rate of 0.45% of average      $1,770 Million
Marsico Capital Growth      daily net assets.
Portfolio
--------------------------------------------------------------------------------
American Skandia Advisor    Annual rate of 0.45% of average      $1,059 Million
Funds Marsico Capital      daily net assets.
Growth Fund
--------------------------------------------------------------------------------
Enterprise Capital          Annual rate of 0.45% of average        $276 Million
Appreciation Fund           daily net assets.
--------------------------------------------------------------------------------
Enterprise Capital          Annual rate of 0.45% of average         $73 Million
Appreciation Portfolio      daily net assets.
--------------------------------------------------------------------------------
Commonfund Institutional    Annual rate of 0.50% of average         $20 Million
Fund Core Equity Fund       daily net assets on first $300
                            Million; 0.45% on next $400
                            Million; 0.40% thereafter.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  ADVISORY/SUBADVISORY
       NAME OF FUND                    FEE RATE           APPROXIMATE NET ASSETS
--------------------------------------------------------------------------------
FRIC Equity I Fund          Annual rate of 0.35% of average        $109 Million
                            daily net assets on first
                            $1,000 Million; 0.25% on next
                            $1,000 Million
--------------------------------------------------------------------------------
FRIC Diversified            Annual rate of 0.35% of average        $116 Million
Equity Fund                 daily net assets on first
                            $1,000 Million; 0.25% on next
                            $1,000 Million
--------------------------------------------------------------------------------
Diversified Investors       Annual rate of 0.30% of average        $361 Million
Equity Growth Portfolio     daily nets assets on first
                            $1,000 Million; 0.25% on next
                            $1,000 Million; 0.27% on entire
                            account after $2,000 million.
--------------------------------------------------------------------------------



BOARD OF TRUSTEES' CONSIDERATION

     In approving the New Subadvisory Agreement described herein, the Trustees, at an in-person meeting held on November 29, 2000, considered certain factors, including (i) the nature and quality of the services expected to be rendered by Marsico, including the credentials and investment experience of its officers and employees; (ii) Marsico's investment approach and management style, which is expected to compliment the other investment managers of the Portfolios; (iii) the structure of Marsico and its ability to provide services, based on both its financial condition as well as its performance record; (iv) a comparison of Marsico's subadvisory fee with those of other advisers; and (v) indirect costs and benefits of providing such subadvisory services. The Trustees determined that the engagement of Marsico as subadviser for the Portfolios and the subadvisory fees were reasonable, fair and in the best interests of the Portfolios and its shareholders.

ADDITIONAL INFORMATION

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.



                                          By Order of the Trustees,

                                          /s/ Robert M. Zakem

                                          Robert M. Zakem
                                          Vice President and Assistant Secretary






Dated:  February 28, 2001

                                                                       EXHIBIT A

                              SUBADVISORY AGREEMENT


          This SUBADVISORY AGREEMENT is dated as of January 2, 2001, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and MARSICO CAPITAL MANAGEMENT, LLC, a Delaware Limited Liability Company (the "Subadviser").

                                   WITNESSETH:

     WHEREAS, the Adviser and Seasons Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the
"Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, par value $.01 per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

     WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

     NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

     1. DUTIES OF THE SUBADVISER. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with
(a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust's current prospectus and statement of additional information, and (b) applicable laws and regulations.

               The Subadviser represents and warrants to the Adviser that the portion of assets allocated to it of each of the Portfolios set forth in Schedule A will at all times be operated and managed in compliance with (a) all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the diversification requirements specified in the Internal Revenue Service's regulations under
Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code") so as not to jeopardize the treatment of the Seasons variable annuity contracts issued by Variable Annuity Account Five (File No. 33-08859; hereinafter "Contracts") as annuity contracts for purposes of the Code; and (c) the provisions of the Act and rules adopted thereunder. The Adviser agrees that it, and not the Subadviser, shall be solely responsible for insuring that each Portfolio set forth in Schedule A managed by the Subadviser (i) qualifies as a "regulated investment company" under Subchapter M, chapter I of the Code; and
(ii) complies with any limits in its current prospectus or statement of additional information concerning concentration of investments or the amount of assets that may be invested by the Portfolio in any one or more securities. Should the Adviser determine that the Portfolio is not in compliance with
Subchapter M, chapter I of the Code, the Subadviser agrees to follow instructions of the Adviser to remedy such non-compliance. Subadviser also agrees to furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

          (b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

     2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for a portion of the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the"1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25 % of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

          (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, and rewarding sales or distribution, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants'. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

          1. All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

          2. Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

          3. If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

          4. Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

     3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

     4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

     5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

     6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

          The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

     8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

     9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

          (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors/trustees, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any disabling conduct or breach of this Agreement by the Subadviser, or (ii) any material failure by the Subadviser to comply with the representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

          (c) The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to: (A), a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request; and (B) acts of the Subadviser that were made in reasonable reliance upon information provided to it by the Adviser. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Subadviser (and its officers, directors/trustees, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser.

     10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

     11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

          With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

          This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

     12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

     14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

     15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property" only shall be liable.

     16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

     17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:


     Subadviser:          Marsico Capital Management, LLC
                          1200 17th Street - Suite 1300
                          Denver, Colorado 80202

     Adviser:             SunAmerica Asset Management Corp.
                          The SunAmerica Center
                          733 Third Avenue, Third Floor
                          New York, NY 10017-3204
                          Attention: Robert M. Zakem
                                     Senior Vice President and
                                     General Counsel

     with a copy to:           SunAmerica Inc.
                               1 SunAmerica Center
                               Century City
                               Los Angeles, CA 90067-6022
                               Attention: Mallary Reznik
                                          Secretary

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  respective  duly
authorized officers to execute this Agreement as of the date first above written.


                                        SUNAMERICA ASSET MANAGEMENT CORP.




                                        By:  /s/ PETER A. HARBECK
                                             ----------------------------------
                                             Name:  Peter A. Harbeck
                                             Title: President





                                        MARSICO CAPITAL MANAGEMENT, LLC




                                        By:   /s/ BARBARA M. JAPHA
                                              ---------------------------------
                                              Name: Barbara M. Japha
                                              Title: President